    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2005

                                                              FILE NO. 333-63972
                                                              FILE NO. 811-10429

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 4

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 5

                                   ----------

               MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                            MODERN WOODMEN OF AMERICA
                               (Name of Depositor)

                                   ----------

                                 1701 1ST AVENUE
                           ROCK ISLAND, ILLINOIS 61201
                                  309-786-6481
          (Address and Telephone Number of Principal Executive Office)

                            C. ERNEST BEANE, ESQUIRE
                                 1701 1ST AVENUE
                           ROCK ISLAND, ILLINOIS 61201
               (Name and Address of Agent for Service of Process)

                                   ----------

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20004-2415

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):

     / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485;

     / / ON MAY 1, 2005 PURSUANT TO PARAGRAPH (b) OF RULE 485;

     / / 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a) OF RULE 485;

     /X/ ON MAY 1, 2005 PURSUANT TO PARAGRAPH (a) OF RULE 485.

     SECURITIES BEING OFFERED: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATES

================================================================================

               MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CERTIFICATE

                                   PROSPECTUS

                                   May 1, 2005

Modern Woodmen of America, a fraternal benefit society, (the "Society") is offering the individual flexible premium deferred variable annuity certificate (the "Certificate") described in this Prospectus. The Certificate provides for Accumulated Value and annuity payments on a fixed and variable basis. The Society sells the Certificate to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Certificate Holder ("you" or "your") may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Modern Woodmen of America Variable Annuity Account (the "Account"), each of which invests in one of the following Investment Options:

American Century(R)
   VP Ultra(R) Fund
   VP Vista(SM) Fund
Dreyfus Variable Investment Fund
   VIF Appreciation Portfolio
   VIF Developing Leaders Portfolio
   VIF Disciplined Stock Portfolio
   VIF Growth & Income Portfolio
   VIF International Equity Portfolio
Dreyfus Socially Responsible Growth
 Fund Inc.
EquiTrust Variable Insurance Series Fund
   Blue Chip Portfolio
   High Grade Bond Portfolio
   Managed Portfolio
   Money Market Portfolio
   Strategic Yield Portfolio
   Value Growth Portfolio
Fidelity Variable Insurance Products Funds
   VIP Contrafund(R) Portfolio--Initial Class
   VIP Growth Portfolio--Initial Class
   VIP Growth & Income Portfolio--Initial Class
   VIP High Income Portfolio--Service Class 2
   VIP Index 500 Portfolio--Initial Class
   VIP Mid Cap Portfolio--Service Class 2
   VIP Overseas Portfolio--Initial Class
J.P. Morgan Series Trust II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
Summit Pinnacle Series
   NASDAQ-100 Index Portfolio
   Russell 2000 Small Cap Index Portfolio
   S&P MidCap 400 Index Portfolio
T. Rowe Price Equity Series, Inc.
   Equity Income Portfolio
   Mid-Cap Growth Portfolio
   New America Growth Portfolio
   Personal Strategy Balanced Portfolio
T. Rowe Price International Series, Inc.
   International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Certificate's Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount ("MCG Subaccount") is not available for investment (allocation of premium payments and transfers) under Certificates issued on or after May 1, 2004. The MCG Subaccount is available for investment to any Certificate Holder whose Certificate was issued on or before April 30, 2004 ("Existing Certificate Holder"). An Existing Certificate Holder may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG Subaccount. An Existing Certificate Holder may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Certificate and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information ("SAI") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES
         OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Issued By
                            Modern Woodmen of America

              Home Office:              Variable Product Administrative Center:
             1701 1st Avenue                           PO Box 9284
       Rock Island, Illinois 61201               Des Moines, Iowa 50306
                                                     1-877-249-3692

TABLE OF CONTENTS

                                                                                              PAGE
                                                                                           ----------
DEFINITIONS                                                                                         3
FEE TABLES                                                                                          5
SUMMARY OF THE CERTIFICATE                                                                         11
THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS                                                        13
     Modern Woodmen of America                                                                     13
     Modern Woodmen of America Variable Annuity Account                                            14
     Investment Options                                                                            14
     Addition, Deletion or Substitution of Investments                                             20
DESCRIPTION OF ANNUITY CERTIFICATE                                                                 21
     Issuance of a Certificate                                                                     21
     Premiums                                                                                      21
     Free-Look Period                                                                              22
     Allocation of Premiums                                                                        22
     Variable Accumulated Value                                                                    23
     Transfer Privilege                                                                            23
     Partial Withdrawals and Surrenders                                                            26
     Transfer and Withdrawal Options                                                               28
     Death Benefit Before the Retirement Date                                                      29
     Proceeds on the Retirement Date                                                               31
     Payments                                                                                      32
     Modification                                                                                  32
     Reports to Certificate Holders                                                                32
     Inquiries                                                                                     32
     Change of Address                                                                             33
THE DECLARED INTEREST OPTION                                                                       33
     Minimum Guaranteed and Current Interest Rates                                                 34
     Transfers From Declared Interest Option                                                       34
CHARGES AND DEDUCTIONS                                                                             34
     Surrender Charge (Contingent Deferred Sales Charge)                                           35
     Annual Administrative Charge                                                                  35
     Transfer Processing Fee                                                                       35
     Mortality and Expense Risk Charge                                                             35
     Investment Option Expenses                                                                    35
     Taxes                                                                                         35
SETTLEMENT OPTIONS                                                                                 36
     Description of Settlement Options                                                             36
     Election of Settlement Options and Annuity Payments                                           37
YIELDS AND TOTAL RETURNS                                                                           40
FEDERAL TAX MATTERS                                                                                41
     Introduction                                                                                  41
     Tax Status of the Certificate                                                                 41
     Taxation of Annuities                                                                         42
     Transfers, Assignments or Exchanges of a Certificate                                          44
     Withholding                                                                                   45
     Multiple Certificates                                                                         45
     Taxation of Qualified Plans                                                                   45
     Possible Charge for the Society's Taxes                                                       47
     Other Tax Consequences                                                                        47

                                                                                              PAGE
                                                                                           ----------
DISTRIBUTION OF THE CERTIFICATES                                                                   48
LEGAL PROCEEDINGS                                                                                  49
VOTING RIGHTS                                                                                      49
ADMINISTRATIVE SERVICES AGREEMENT                                                                  49
FINANCIAL STATEMENTS                                                                               50
CALCULATING VARIABLE ANNUITY PAYMENTS                                                      Appendix A
CONDENSED FINANCIAL INFORMATION                                                            Appendix B
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                                         SAI-TOC

           The Certificate may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

DEFINITIONS

ACCOUNT: Modern Woodmen of America Variable Annuity Account.

ACCUMULATED VALUE: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

ADMINISTRATIVE CENTER: The Society's administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or PO Box 9284, Des Moines, Iowa 50306.

ANNUITANT: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

BENEFICIARY: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

BUSINESS DAY: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (3:00 p.m. central time).

CERTIFICATE: The individual flexible premium deferred variable annuity certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

CERTIFICATE ANNIVERSARY: The same date in each Certificate Year as the Issue
Date.

CERTIFICATE HOLDER: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

CERTIFICATE YEAR: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

THE CODE: The Internal Revenue Code of 1986, as amended.

DECLARED INTEREST OPTION: An allocation option under the Certificate funded by the Society's General Account. It is not part of, nor dependent upon, the investment performance of the Account.

DUE PROOF OF DEATH: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

     (a) a certified copy of the death certificate;

     (b) a certified copy of a court decree reciting a finding of death;

     (c) the Beneficiary's statement of election;

     (d) a copy of the Beneficiary's Form W-9; or

     (e) any other proof satisfactory to the Society.

FUND: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

GENERAL ACCOUNT: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

INVESTMENT OPTION: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

ISSUE DATE: The date on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

NET ACCUMULATED VALUE: The Accumulated Value less any applicable Surrender
Charge.

NON-QUALIFIED CERTIFICATE: A Certificate that is not a Qualified Certificate.

QUALIFIED CERTIFICATE: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

RETIREMENT DATE: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

THE SOCIETY ("WE", "US" OR "OUR"): Modern Woodmen of America, a fraternal benefit society.

SUBACCOUNT: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

VALUATION PERIOD: The period that starts at the close of business (3:00 p.m. central time) on one Business Day and ends at the close of business on the next succeeding Business Day.

WRITTEN NOTICE: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which the Society receives at our Administrative Center.

FEE TABLES

     The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

                                                                       GUARANTEED
CERTIFICATE HOLDER TRANSACTION EXPENSES                              MAXIMUM CHARGE    CURRENT CHARGE
-----------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of amount withdrawn
or surrendered)(1)                                                                8%                8%

Transfer Processing Fee(2)                                           $           25    $           25

(1) The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

(2) We waive the transfer processing fee for the first twelve transfers during a Certificate Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Certificate Year.

     The next table describes the fees and expenses that you will pay periodically during the time that you own your Certificate, not including Fund fees and expenses.

                                                                       GUARANTEED
PERIODIC CHARGES                                                     MAXIMUM CHARGE    CURRENT CHARGE
-----------------------------------------------------------------------------------------------------
Annual Administrative Charge(3)                                      $           45    $           30

Separate Account Annual Expenses (as a percentage of average variable accumulated value)

  Mortality and Expense Risk Charge                                            1.40%             1.40%

  Total Separate Account Annual Expenses                                       1.40%             1.40%

(3) We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date.

     The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2004. More detail concerning each Investment Option's fees and expenses is contained in the prospectus for each Investment Option.

                 EXPENSE INFORMATION TO BE UPDATED BY AMENDMENT

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
          (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)(4)

                                                                         MINIMUM           MAXIMUM
-----------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management
fees, distribution and/or service (12b-1) fees and other expenses)        --%                --%

Total Annual Investment Option Operating Expenses After Contractual
Fee Waiver or Reimbursement(5)                                            --%                --%


(4) For certain Investment Options, certain expenses were reimbursed or fees waived during 2004. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Investment Option operating expenses would have been:


                                                                         MINIMUM           MAXIMUM
-----------------------------------------------------------------------------------------------------
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management
fees, distribution and/or service (12b-1) fees and other expenses)        --%                --%

(5) The "Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement" line in the above table shows the minimum and maximum fees and expenses charged by any of the Investment Options that have contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year. Five Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the "Annual Investment Option Operating Expenses" table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Certificate as well as any applicable contractual fee waiver or reimbursement arrangements.

     The following table indicates the Investment Options' fees and expenses for the year ended December 31, 2004, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

                 EXPENSE INFORMATION TO BE UPDATED BY AMENDMENT

                   ANNUAL INVESTMENT OPTION OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM INVESTMENT OPTION ASSETS)

                                                         TOTAL EXPENSES
                                                             (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                           CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                           ADVISORY     OTHER    12b-1   FEE WAIVERS AND    FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION             FEE     EXPENSES    FEE    REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
--------------------------------------------------------------------------------------------------------------
American Century

   VP Ultra(R) Fund          --%       --%       --%        --%               --%                 --%(1)(2)

   VP Vista Fund             --%       --%       --%        --%               --%                 --%(1)

Dreyfus

   VIF Appreciation
   Portfolio--Initial
   Share Class               --%       --%       --%        --%               --%                 --%

   VIF Developing
   Leaders
   Portfolio--Initial
   Share Class               --%       --%       --%        --%               --%                 --%

   VIF Disciplined
   Stock
   Portfolio--Initial
   Share Class               --%       --%       --%        --%               --%                  --%

   VIF Growth and
   Income
   Portfolio--Initial
   Share Class               --%       --%       --%        --%               --%                  --%

   VIF
   International
   Equity
   Portfolio--Initial
   Share Class               --%       --%       --%        --%               --%                  --%

   Dreyfus Socially
   Responsible
   Growth Fund,
   Inc.--Service
   Share Class               --%       --%       --%        --%               --%                  --%

EquiTrust Variable Insurance Series Fund

   Blue Chip
   Portfolio                 --%       --%       --%        --%               --%                  --%

   High Grade
   Bond Portfolio            --%       --%       --%        --%               --%                  --%

   Managed
   Portfolio                 --%       --%       --%        --%               --%                  --%

   Money Market
   Portfolio                 --%       --%       --%        --%               --%                  --%

   Strategic Yield
   Portfolio                 --%       --%       --%        --%               --%                  --%

   Value Growth
   Portfolio                 --%       --%       --%        --%               --%                  --%

                                                         TOTAL EXPENSES
                                                             (BEFORE        TOTAL AMOUNT      TOTAL EXPENSES
                                                           CONTRACTUAL     OF CONTRACTUAL   (AFTER CONTRACTUAL
                           ADVISORY     OTHER    12b-1   FEE WAIVERS AND    FEE WAIVER OR     FEE WAIVERS AND
INVESTMENT OPTION             FEE     EXPENSES    FEE    REIMBURSEMENTS)    REIMBURSEMENT     REIMBURSEMENTS)
--------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds

   VIP Contrafund
   Portfolio--Initial
   Class                     --%        --%      --%         --%              --%                --%(3)

   VIP Growth
   Portfolio--Initial
   Class                     --%        --%      --%         --%              --%                --%(3)

   VIP Growth &
   Income
   Portfolio--Initial
   Class                     --%        --%      --%         --%              --%                --%

   VIP High Income
   Portfolio--Service
   Class 2                   --%        --%      --%         --%              --%                --%

   VIP Index 500
   Portfolio--Initial
   Class                     --%        --%      --%         --%              --%                --%(4)

   VIP Mid Cap
   Portfolio--Service
   Class 2                   --%         --%      --%        --%              --%                --%(3)

   VIP Overseas
   Portfolio--Initial
   Class                     --%         --%      --%        --%              --%                --%(3)

J.P. Morgan Series Trust II

   JPMorgan Mid
   Cap Value Portfolio       --%         --%      --%        --%              --%                --%(5)(6)

   JPMorgan Small
   Company Portfolio         --%         --%      --%        --%              --%                --%

Summit Pinnacle Series

   NASDAQ-100
   Index Portfolio           --%         --%      --%        --%              --%                --%(7)

   Russell 2000 Small
   Cap Index Portfolio       --%         --%      --%        --%              --%                --%(7)

   S&P MidCap
   400 Index
   Portfolio                 --%         --%      --%        --%              --%                --%(7)

T. Rowe Price Equity Series, Inc.

   Equity Income
   Portfolio                 --%         --%      --%        --%              --%                --%(8)

   Mid-Cap
   Growth Portfolio          --%         --%      --%        --%              --%                --%(8)

   New America
   Growth Portfolio          --%         --%      --%        --%              --%                --%(8)

   Personal Strategy
   Balanced Portfolio        --%         --%      --%        --%              --%                --%(8)(9)

T. Rowe Price International Series, Inc.

   International
   Stock Portfolio           --%         --%      --%        --%              --%                --%(8)

(1) The manager provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The agreement provides that all expenses of the Fund, except broker commissions, taxes, interest, fees and expenses of non-interested directors and extraordinary expenses will be paid by the manager.

(2) The Fund has a "stepped" fee schedule. As a result, the Fund's management fee rate decreases as the Fund's assets increase.

(3) Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio --%, Growth Portfolio --%, Mid Cap Portfolio --% and Overseas Portfolio --%.

(4) The Fund's manager has voluntarily agreed to reimburse the class's expenses if they exceed --%. Including this reimbursement, the management fee, other expenses and total expenses were --%, --% and --%, respectively. This arrangement may be discontinued by the Fund's manager at any time.

(5) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's shares (excluding interest, taxes and extraordinary expenses) exceed --% of its average daily net assets through --, ----.

(6) The Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. After taking such voluntary waivers or reimbursements into account, total expenses would have been --%.

(7) The Fund's adviser has agreed to pay other expenses, to the extent they exceed --% of the NASDAQ-100 Index and MidCap 400 Index Portfolios and --% of the Russell 2000 Small Cap Index Portfolio.

(8) Total Annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(9) The Portfolio's manager has agreed to reduce its management fee by the amount of expenses incurred as a result of the Portfolio's investment in other
T. Rowe Price portfolios. The --% reflects --% of average net asset expenses permanently waived.

EXAMPLES

     The examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include Certificate Holder transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses.

     Each example assumes that you invest $10,000 in the Certificate for the time periods indicated and that your investment has a 5% return each year.

     EXAMPLE 1

     The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1. If you surrender your Certificate at the end of the applicable time period:

                1 YEAR     3 YEARS    5 YEARS   10 YEARS
               -----------------------------------------
               $ --       $ --       $ --       $ --

     2. If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a five year annuity payment period(1):

                1 YEAR     3 YEARS    5 YEARS   10 YEARS
               -----------------------------------------
               $ --       $ --       $ --       $ --

     3. If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

                1 YEAR     3 YEARS    5 YEARS   10 YEARS
               -----------------------------------------
               $ --       $ --       $ --       $ --

     EXAMPLE 2

     The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

     1. If you surrender your Certificate at the end of the applicable time period:

                1 YEAR     3 YEARS    5 YEARS   10 YEARS
               -----------------------------------------
               $ --       $ --       $ --       $ --

     2. If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a five year annuity payment period(1):

                1 YEAR     3 YEARS    5 YEARS   10 YEARS
               -----------------------------------------
               $ --       $ --       $ --       $ --

     3. If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

                1 YEAR     3 YEARS    5 YEARS   10 YEARS
               -----------------------------------------
               $ --       $ --       $ --       $ --

     (1) Selection of an annuity payment period with a duration greater than five years would result in lower one- and three-year expense figures. Alternatively, selection of an annuity payment period with a duration of less than five years would result in higher one-, three-, and possibly five-year expense figures.

CONDENSED FINANCIAL INFORMATION

     Please refer to APPENDIX B for accumulation unit information for each Subaccount.

SUMMARY OF THE CERTIFICATE

     ISSUANCE OF A CERTIFICATE. The Certificate is an individual flexible premium deferred variable annuity certificate with a maximum issue age of 85 for Annuitants (see "DESCRIPTION OF ANNUITY CERTIFICATE--Issuance of a Certificate"). See "DISTRIBUTION OF THE CERTIFICATES" for information on compensation of persons selling the Certificates. The Certificates are:

        - "flexible premium" because you do not have to pay premiums according to a fixed schedule, and

        - "variable" because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

     FREE-LOOK PERIOD. You have the right to return the Certificate within 30 days after you receive it (see "DESCRIPTION OF ANNUITY
     CERTIFICATE--Free-Look Period"). If you return the Certificate, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date the Society receives the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

     PREMIUMS. The minimum initial premium amount the Society accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Certificates.) You may make subsequent premium payments (minimum $50 each) at any time. (See "DESCRIPTION OF ANNUITY CERTIFICATE--Premiums.")

     ALLOCATION OF PREMIUMS. You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see "DESCRIPTION OF ANNUITY CERTIFICATE--Allocation of Premiums").

        - The Society will allocate the initial premium to the Money Market Subaccount for 10 days from the Issue Date.

        - At the end of that period, the Society will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

     TRANSFERS. You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see "DESCRIPTION OF ANNUITY CERTIFICATE--Transfer Privilege").

        - The mimimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

        - The Society waives fees for the first twelve transfers during a Certificate Year.

        - The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

     PARTIAL WITHDRAWAL. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see "DESCRIPTION OF ANNUITY CERTIFICATE--Partial Withdrawals and Surrenders--Partial Withdrawals"). Certain partial withdrawals may be subject to a surrender charge (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--Charge for Partial Withdrawal or Surrender"). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Certificates. (See "FEDERAL TAX MATTERS.")

     SURRENDER. You may surrender your Certificate upon Written Notice on or before the Retirement Date (see "DESCRIPTION OF ANNUITY
     CERTIFICATE--Partial Withdrawals and Surrenders--Surrender"). A surrender may have tax consequences and may be restricted under certain Qualified Certificates. (See "FEDERAL TAX MATTERS.")

     DEATH BENEFIT. We will pay a death benefit once we receive due proof of the Annuitant's death before the Retirement Date. If the Annuitant's age on the Issue Date was less than 76, the death benefit equals the greatest of:

        (1) the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

        (2) the Accumulated Value; or

        (3) the Performance Enhanced Death Benefit (PEDB) amount.

     If the Annuitant's age on the Issue Date was 76 or older, the death benefit equals the greater of (1) and (2) above.

     See "DESCRIPTION OF ANNUITY CERTIFICATE--Death Benefit Before the Retirement Date--DEATH OF AN ANNUITANT" for descriptions of the Performance Enhanced Death Benefit and partial withdrawal reductions.

CHARGES AND DEDUCTIONS

     Your Certificate will be assessed the following charges and deductions:

     SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE). We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years (see "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER").

               CERTIFICATE YEAR IN WHICH     CHARGE AS A PERCENTAGE OF
                   WITHDRAWAL OCCURS              AMOUNT WITHDRAWN
               -------------------------------------------------------
                           1                             8%
                           2                             7
                           3                             6
                           4                             5
                           5                             4
                           6                             3
                           7                             2
                           8                             1
                      9 and after                        0

     In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Certificate Anniversary without incurring a surrender charge. (See "CHARGES AND
     DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

     We reserve the right to waive the surrender charge as provided in the Certificate. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--WAIVER OF SURRENDER CHARGE.")

     ANNUAL ADMINISTRATIVE CHARGE. We deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date (see "CHARGES AND DEDUCTIONS--Annual Administrative Charge"). We currently waive this charge:

        -   with an initial premium payment of $50,000 or greater, or

        - if you have an Accumulated Value of $50,000 or greater on each subsequent Certificate Anniversary.

     We may terminate this waiver at any time.

     TRANSFER PROCESSING FEE. We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year.

     MORTALITY AND EXPENSE RISK CHARGE. We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see "CHARGES AND
     DEDUCTIONS--Mortality and Expense Risk Charge").

     INVESTMENT OPTION EXPENSES. The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled "Annual Investment Option Operating Expenses" lists these fees.

     RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

ANNUITY PROVISIONS

     On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

        -   under a settlement option, or

        -   in a lump sum (see "SETTLEMENT OPTIONS").

FEDERAL TAX MATTERS

     The Certificate's earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Certificates. (See "FEDERAL TAX MATTERS.")

THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS

MODERN WOODMEN OF AMERICA

     The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to do business in 47 states and the District of Columbia: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

     It is the Society's objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

     On March 30, 2001, we established the Account pursuant to the laws of the State of Illinois. The Account:

        -   will receive and invest premiums paid to it under the Certificate;

        - will receive and invest premiums for other variable annuity certificates we issue;

        - is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

     We own the Account's assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. The Account's assets are available to cover the general liabilities of the Society only to the extent that the Account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account. All obligations arising under the Certificates are general corporate obligations of the Society.

INVESTMENT OPTIONS

     There are currently 31 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objectives and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. If your Certificate was issued on or after May 1, 2004, you may not invest in the
     T. Rowe Price Mid-Cap Growth Subaccount.

     The investment objectives and policies of certain Investment Options are similar to the investment objectives and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

     We have summarized below the investment objectives and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objectives. You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses.

AMERICAN CENTURY. American Century Investment Management, Inc. is the investment adviser to the Funds.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
VP Ultra(R) Fund                 -    This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP Vista(SM) Fund                -    This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

DREYFUS. The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund:
International Equity Portfolio.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment      -    This Portfolio primarily seeks long-term capital growth, consistent with the preservation
Fund: Appreciation                    of capital; current income is a secondary investment objective. The Portfolio invests in
Portfolio--Initial Share              common stocks focusing on blue chip companies with total market values of more than
Class                                 $5 billion at the time of purchase, including multi-national companies.

Dreyfus Variable                 -    This Portfolio seeks to maximize capital appreciation. To pursue this goal, under normal
Investment Fund:                      circumstances, the Portfolio invests primarily in small cap companies. Small cap
Developing Leaders                    companies are defined as those with total market values of less than $2 billion at the
Portfolio--Initial Share              time of purchase. The Portfolio seeks companies characterized by new or innovative
Class                                 products, services or processes having the potential to enhance earnings or revenue growth.

Dreyfus Variable                 -    This Portfolio seeks to provide investment returns (consists of capital appreciation and
Investment Fund:                      income) that are greater than the total return of stocks, as represented by the
Disciplined Stock                     Standard & Poor's 500 Composite Stock Price Index. The Portfolio normally invests at
Portfolio--Initial Share              least 80% of its assets in stocks chosen through a disciplined investment process to
Class                                 create a blended portfolio of growth and value stocks.

Dreyfus Variable                 -    This Portfolio seeks to provide long-term capital growth, current income and growth of
Investment Fund: Growth               income, consistent with reasonable investment risk. To pursue this goal, the Portfolio
and Income                            invests in stocks, bonds and money market instruments of domestic and foreign issuers.
Portfolio--Initial Share
Class

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment      -    This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests in
Fund: International Equity            growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its
Portfolio--Initial Share              assets in stocks, including common stocks and convertible securities, including those
Class                                 issued in initial public offerings.

Dreyfus Socially                 -    This Fund seeks to provide capital growth; current income is a secondary goal. This
Responsible Growth Fund,              Fund normally invests at least 80% of its assets in the common stocks of companies that
Inc.--Service Share Class             meet, in the opinion of fund management, traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EQUITRUST VARIABLE INSURANCE SERIES FUND. EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Blue Chip Portfolio              -    This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its assets in equity securities of well-capitalized, established companies.

High Grade Bond Portfolio        -    This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The
                                      Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor's or Aaa, Aa or A by Moody's
                                      Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio                -    This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

Money Market Portfolio           -    This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS
                                      NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                                      GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO
                                      MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW
                                      INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW
                                      AND POSSIBLY NEGATIVE.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Strategic Yield Portfolio        -    This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's, or in unrated securities of comparable quality (i.e., junk bonds). AN INVESTMENT IN THIS
                                      PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund prospectus
                                      "HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES--Lower-Rated Debt Securities.")

Value Growth Portfolio           -    This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace.
                                      Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS. Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)       -    This Portfolio seeks long-term capital appreciation. The Portfolio normally invests
Portfolio                             primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth              -    This Portfolio seeks capital appreciation. The Portfolio invests primarily in common
Portfolio                             stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth &            -    This Portfolio seeks high total return through a combination of current income and
Income Portfolio                      capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

Fidelity VIP High Income         -    This Portfolio seeks a high level of current income, while also considering growth of
Portfolio                             capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500           -    This Portfolio seeks to provide investment results that correspond to the total return
Portfolio                             of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80%
                                      of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap             -    This Portfolio seeks long-term growth of capital. The Portfolio normally invests at
Portfolio                             least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas            -    This Portfolio seeks long-term growth of capital. Normally, at least 80% of the
Portfolio                             Portfolio's total assets will be invested in foreign securities. The Portfolio may also invest in U.S. issuers.

J.P. MORGAN SERIES TRUST II. J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value           -    This Portfolio seeks growth from capital appreciation by investing at least 80% of the
Portfolio                             value of its assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase.

JPMorgan Small Company           -    This Portfolio seeks to provide high total return by investing at least 80% of the value
Portfolio                             of its assets in small U.S. companies whose market capitalizations are equal to those within the universe of the S&P SmallCap 600 Index stocks.

SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC. Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100 Index Portfolio       -    This Portfolio seeks investment results that correspond to the investment performance of
                                      U.S. common stocks, as represented by the NASDAQ-100 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the
                                      NASDAQ-100 Index.

Russell 2000 Small Cap           -    This Portfolio seeks investment results that correspond to the investment performance of
Index Portfolio                       U.S. common stocks, as represented by the Russell 2000 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the
                                      Russell 2000 Index.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index             -    This Portfolio seeks investment results that correspond to the total return performance
Portfolio                             of U.S. common stocks, as represented by the S&P MidCap 400 Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95%
                                      between the total return of its net assets before expenses and the total return of the
                                      S&P MidCap 400 Index.

T. ROWE PRICE EQUITY SERIES, INC. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio          -    This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*        -    This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor's Mid-Cap 400 Index or the Russell
                                      Mid-Cap Growth Index.

                                      *THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO IS NOT AVAILABLE AS AN INVESTMENT OPTION FOR
                                      CERTIFICATES ISSUED ON OR AFTER MAY 1, 2004.

New America Growth               -    This Portfolio seeks to provide long-term growth of capital by investing primarily in
Portfolio                             the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today's "new America".

Personal Strategy Balanced       -    This Portfolio seeks the highest total return over time consistent with an emphasis on
Portfolio                             both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

T. ROWE PRICE INTERNATIONAL SERIES, INC. T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

PORTFOLIO                        INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------
International Stock              -    This Portfolio seeks to provide capital appreciation through investments primarily in
Portfolio                             established companies based outside the United States.

     The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Certificate Holders arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, which may include withdrawing the Account's investment in that Fund. (See the Fund prospectuses for more detail.)

     We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some Investment Options.

     Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

     We also reserve the right to establish additional subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to existing Certificate Holders on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

     In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

     If we deem it to be in the best interest of persons having voting rights with regard to the Subaccounts under the Certificates, we may:

        - operate the Account as a management investment company under the 1940 Act,

        - deregister the Account under that Act in the event such registration is no longer required, or

        -   combine the Account with our other separate accounts.

     In addition, we may, when permitted by law, restrict or eliminate these voting rights under the Certificate.

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DESCRIPTION OF ANNUITY CERTIFICATE

ISSUANCE OF A CERTIFICATE

     You must complete an application in order to purchase a Certificate, which can be obtained through a licensed representative of the Society, who is also a registered representative of MWA Financial Services, Inc. ("MWAFS"). Your Issue Date will be the date the properly completed application and the initial premium are received at our Administrative Center. See "DESCRIPTION OF ANNUITY CERTIFICATE--Allocation of Premiums" for our procedures upon receipt of an incomplete application. (If this date is the 29th, 30th or 31st of any month, the Issue Date will be the 28th of such month.) The Society sells Qualified Certificates for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Certificates. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Certificate are appropriate for your needs prior to purchasing a Qualified Certificate. We apply a maximum issue age of 85 for Annuitants.

     The Annuitant is the owner and person having control of the Certificate, unless another owner is named. During the Annuitant's lifetime, the person having control of the Certificate may exercise all of the rights and receive all of the benefits provided by the Certificate without the consent of any other person.

     If the issue age is 15 or less, the applicant for the Certificate, or the applicant's duly appointed successor, shall have control of the Certificate but may not assign it. During the period after the Annuitant attains age 16 and before the Annuitant attains age 21, control of the Certificate will pass to the Annuitant: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Annuitant attains age 21, control of the Certificate shall automatically pass to the Annuitant.

     Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

PREMIUMS

     The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates. You may make mimimum subsequent premium payments of $50 or more at any time during the Annuitant's lifetime and before the Retirement Date.

     You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Certificate will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Administrative Center.

     If mandated under applicable law, the Society may be required to reject a premium payment. The Society may also be required to provide additional information about you and your Certificate to government regulators.

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FREE-LOOK PERIOD

     We provide for an initial "free-look" period during which time you have the right to return the Certificate within 30 days after you receive it. If you return the Certificate, it will become void and you will receive the greater of:

        -   premiums paid, or

        - the Accumulated Value on the date we receive the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

ALLOCATION OF PREMIUMS

     Upon receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

     You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 10% in each Investment Option. All percentages must be in whole numbers.)

        - Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Issue Date. We also will allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

        - At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

        - We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time for the premium to be allocated that Business Day. Premiums received at or after 3:00 p.m. central time will be allocated on the following Business Day.

        - You may change your allocation instructions at any time by sending Written Notice to our Administrative Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

        - You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

     Because the Accumulated Values in each Subaccount will vary with that Subaccount's investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

VARIABLE ACCUMULATED VALUE

     The variable accumulated value of your Certificate will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Society does not guarantee a minimum variable accumulated value, and, because your Certificate's variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

     CALCULATION OF VARIABLE ACCUMULATED VALUE. Your Certificate's variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Certificate. These values are determined by multiplying each Subaccount's unit value by the number of units allocated to that Subaccount.

     DETERMINATION OF NUMBER OF UNITS. The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subacount in your Certificate is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

        -   any premiums paid, and

        - any amounts transferred from another Subaccount or the Declared Interest Option.

     We will decrease the number of units in each Subaccount by:

        -   any amounts withdrawn,

        -   applicable charges assessed, and

        - any amounts transferred to another Subaccount or the Declared Interest Option.

     DETERMINATION OF UNIT VALUE. We have set the unit value for each Subaccount's first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

        (a) is the net result of:

                1. the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

                2. the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

                3. the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

                4. any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

                5. the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

        (b) is the number of units outstanding at the end of the preceding Valuation Period.

TRANSFER PRIVILEGE

     You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Administrative Center.

        - The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

        - Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

        - If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

        - The Society waives the transfer processing fee for the first twelve transfers during a Certificate Year.

        - The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

            We process transfers at the unit values next determined after we receive your request at our Administrative Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsmile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

        - We allow an unlimited number of transfers among or between the Subaccounts or the Declared Interest Option. (See "DECLARED INTEREST OPTION--Transfers from Declared Interest Option.")

     All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

     You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-877-249-3692 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

     We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

     CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider's or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send a Written Notice to our Administrative Center.

     ADDITIONAL LIMITATIONS ON TRANSFERS. When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

     Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option's portfolio securities and the reflection of that change in the Investment Option's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

     For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificate, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

     We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

     If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfers in writing through the U.S. Postal Service.

     Please note that the limits and restrictions described here are subject to the Society's ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, our ability to discourage and restrict frequent transfer activity may be limited by provisions of the Certificate.

     We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificate, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option's policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

     The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders' transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificate should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

     Certificate Holders and other persons with material rights under the Certificate also should be aware that the purchase and redemption orders received by the Investment Options generally are "omnibus" orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies ("variable contracts"). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies' policies and procedures fails to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society's ability to satisfy its contractual obligations to Certificate Holders.

     We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

     In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

PARTIAL WITHDRAWALS AND SURRENDERS

     PARTIAL WITHDRAWALS. You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

        -   The minimum amount which you may partially withdraw is $500.

        - If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate.

     We will process your partial withdrawal based on the net asset value next determined after we receive Written Notice at our Administrative Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE.")

     You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Center.

     Should your partial withdrawal result in a full surrender of your certificate, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of our receipt of your original Written Notice at our Administrative Center.

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     SURRENDER. You may surrender your Certificate upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined after we receive your Written Notice and your Certificate at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

     You may choose to have the Net Accumulated Value distributed to you as follows:

        -   under a settlement option, or

        -   in a lump sum.

     FACSIMILE REQUESTS. You may request a partial withdrawal from or surrender of your Certificate via facsimile.

        - Facsimile requests must be directed to 1-515-226-6870 at our Administrative Center. We are not liable for the timely processing of any misrouted facsimile request.

        - A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

        - We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

        - Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

        - A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

        - We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

            CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Administrative Center. We are not liable for any processing delays related to a failure of the telephone system.

        - We reserve the right to deny any transaction request made by facsimile.

     We may terminate this privilege at any time.

     SURRENDER AND PARTIAL WITHDRAWAL RESTRICTIONS. Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See "FEDERAL TAX MATTERS--Taxation of Annuities" and "--Taxation of Qualified Certificates."

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TRANSFER AND WITHDRAWAL OPTIONS

     You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Administrative Center. The options selected will remain in effect until we receive a written termination request from you at our Administrative Center.

     AUTOMATIC REBALANCING. We offer an asset rebalancing program under which we will automatically transfer amounts annually to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option at the end of each Certificate Year to match your Certificate's then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

        - Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - Rebalancing will occur on the fifth Business Day of the month following your Certificate Anniversary.

        - This feature is free and is not considered in the twelve free transfers during a Certificate Year.

        - This feature cannot be utilized in combination with the dollar cost averaging program.

     DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

     To participate in the dollar cost averaging program, you must place at least $1,000 in a single "source account" (either the Declared Interest Option or the Money Market Subaccount). Each month, we will automatically transfer equal amounts from the source account to your designated "target accounts."

        -   The minimum amount of each transfer is $100.

        - Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

        - You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

        - We will terminate this option when monies in the source account are depleted, or upon receipt of a Written Notice at our Administrative Center.

        - Transfers due to this feature are counted towards the twelve free transfers during a Certificate Year. All transfers made on the same date count as one transfer.

        - This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

     SYSTEMATIC WITHDRAWALS. You may elect to receive automatic partial withdrawals.

        - You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

        - You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

        -   The minimum amount which you may withdraw is $100.

        - The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

        - In each Certificate Year you may annually withdraw a maximum of 10% of Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)--AMOUNTS NOT SUBJECT TO SURRENDER CHARGE."

        - Withdrawals in excess of 10% of Accumulated Value as of the most recent Certificate Anniversary are subject to a surrender charge.

        - Distributions will take place on the same date each month as the Issue Date, or on the next Business Day.

        - You may change the amount and frequency upon Written Notice to our Administrative Center.

        - This feature cannot be utilized in combination with the dollar cost averaging program.

     We may terminate the automatic rebalancing, dollar cost averaging and systematic withdrawal privileges at any time.

DEATH BENEFIT BEFORE THE RETIREMENT DATE

     DEATH OF CERTIFICATE HOLDER. If a Certificate Holder who is the Annuitant dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary in one sum within five years of the deceased Certificate Holder's death. If a Certificate Holder who is not the Annuitant dies before the Retirement Date, then any surviving Certificate Holder will become the new Certificate Holder. If there is no surviving Certificate Holder, ownership of the Certificate passes to the deceased Certificate Holder's estate.

     The surviving Certificate Holder or new Certificate Holder are afforded the following options:

        1. If the sole surviving Certificate Holder or the sole new Certificate Holder is the spouse of the deceased Certificate Holder, he or she may elect, within 60 days after we receive due proof of death, to continue the Certificate as the new Certificate Holder.

        2. If the surviving Certificate Holder or the new Certificate Holder is not the spouse of the deceased Certificate Holder:

                (a) he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Certificate Holder's death, or

                (b) he or she may elect to receive the Net Accumulated Value paid out under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Certificate Holder's death and with payments being made over the lifetime of the Certificate Holder, or over a period that does not exceed the life expectancy of the Certificate Holder.

     Under either of these options, surviving Certificate Holders or new Certificate Holders may exercise all rights and privileges from the date of the deceased Certificate Holder's death until the date that the Net Accumulated Value is paid.

     Other rules may apply to a Qualified Certificate.

     DEATH OF AN ANNUITANT. If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Certificate to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit pursuant to Section 21 of the Society's By-Laws.

     If the Annuitant's age on the Issue Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below, including applicable surrender charges);

        -   the Accumulated Value; or

        -   the Performance Enhanced Death Benefit (PEDB) amount.

     On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Certificate. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Issue Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Certificate Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant's date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

     We will continue to recalculate the PEDB amount on each Certificate Anniversary until the Certificate Anniversary immediately prior to the Annuitant's 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

     If the Annuitant's age on the Issue Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

        - the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

        -   the Accumulated Value.

     A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

        (a) is the death benefit immediately prior to withdrawal;

        (b) is the amount of the partial withdrawal (including applicable surrender charges); and

        (c) is the Accumulated Value immediately prior to withdrawal.

     We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant's death unless the Certificate Holder or Beneficiary elects a settlement option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

     If the Annuitant who is also a Certificate Holder dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to a settlement option if:

        - payments under the option begin within 1 year of the Annuitant's death, and

        - payments under the option are payable over the Beneficiary's life or over a period not greater than the Beneficiary's life expectancy.

     If the Certificate Holder's spouse is the designated Beneficiary, the Certificate may be continued with such surviving spouse as the new Certificate Holder.

     Other rules may apply to a Qualified Certificate.

     INCREMENTAL DEATH BENEFIT RIDER. The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Certificate. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. The rider is not in effect if the Annuitant's age on the Issue Date is 71 or over.

     If the Annuitant's age on the Issue Date is less than 71, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

        (a) is the Accumulated Value; and

        (b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

     The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

     This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

     The following example demonstrates how the Incremental Death Benefit works. It is based on HYPOTHETICAL values and is not reflective of past or future performance of the Investment Options in the Certificate.

                      TOTAL
                     PREMIUMS     ACCUMULATED                                INCREMENTAL
        DATE           PAID          VALUE         GAIN     DEATH BENEFIT   DEATH BENEFIT
        ---------------------------------------------------------------------------------
        5/1/2005     $ 100,000     $ 100,000    $        0    $ 100,000       $      0
        5/1/2025     $ 100,000     $ 450,000    $  350,000    $ 450,000       $ 50,000

     If we receive Due Proof of Death on May 1, 2025, and there were no partial withdrawals made prior to the Annuitant's death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Certificate ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

PROCEEDS ON THE RETIREMENT DATE

     You select the Retirement Date. For Non-Qualified Certificates, the Retirement Date at issue may not be after the later of the Annuitant's age 70 or 10 years after the Issue Date. For Qualified Certificates, the Retirement Date must be no later than the annuitant's age 70 1/2 or such other date as meets the requirements of the Code.

     On the Retirement Date, we will apply the proceeds under a life income annuity settlement option with ten years guaranteed, unless you choose to have the proceeds paid under another option. (See "SETTLEMENT OPTIONS.") If you elect to receive a fixed or variable life contingent settlement option, then we will not assess a surrender charge. If you elect to receive fixed annuity payments under Option 2 (Income for a Fixed Period) or Option 4 (Income of a Fixed Amount), then we assess a surrender charge by adding the number of years for which payments will be made to the number of Certificate Years that your Certificate has been in force to determine what the charge will be. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

     If you die before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

     You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

        - we must receive a Written Notice at our Administrative Center at least 30 days before the current Retirement Date;

        - the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

        - the requested Retirement Date must be no later than any date required by law.

PAYMENTS

     We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

        - the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

        - the SEC permits by an order the postponement for the protection of Certificate Holders; or

        - the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account's net assets not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

     We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

     If mandated under applicable law, we may be required to block a Certificate Holder's account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your Certificate to government regulators.

MODIFICATION

     You may modify your Certificate only if one of our officers agrees in writing to such modification.

     Upon notification to you, we may modify your Certificate if:

        - necessary to make your Certificate or the Account comply with any law or regulation issued by a governmental agency to which the Society is subject;

        - necessary to assure continued qualification of your Certificate under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

        -   necessary to reflect a change in the operation of the Account; or

        - the modification provides additional Subaccount and/or fixed accumulation options.

     We will make the appropriate endorsement to your Certificate in the event of most such modifications.

REPORTS TO CERTIFICATE HOLDERS

     We will mail to you, at least annually, a report containing the Accumulated Value of your Certificate (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

INQUIRIES

     You may contact the Society in writing at our Administrative Center if you have any questions regarding your Certificate.

CHANGE OF ADDRESS

     We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

     You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Certificate Year (subject to a minimum guaranteed interest rate of 3%).

     IN COMPLIANCE WITH SPECIFIC STATE INSURANCE REGULATIONS, THE DECLARED INTEREST OPTION IS NOT AVAILABLE IN ALL STATES. A REGISTERED REPRESENTATIVE CAN PROVIDE INFORMATION ON THE AVAILABILITY OF THE DECLARED INTEREST OPTION.

     The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the "1933 Act"), and neither the Declared Interest Option nor the Society's General Account has been registered as an investment company under the 1940 Act. Therefore, neither the Society's General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of your Accumulated Value allocated to the Declared Interest Option (the "Declared Interest Option accumulated value") will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Society's general liabilities from business operations.

     IF THE SOCIETY'S RESERVES SHOULD BE IMPAIRED, TO THE EXTENT YOU HAVE ALLOCATED OR TRANSFERRED AMOUNTS TO THE DECLARED INTEREST OPTION, YOU MAY BE HELD RESPONSIBLE FOR A PORTION OF THE DEFICIENCY. IF YOU DO NOT SATISFY SUCH A DEFICIENCY, WE WILL APPLY THAT AMOUNT AS A DEBT AGAINST YOUR CERTIFICATE AND IT WILL ACCRUE INTEREST AT AN ANNUAL RATE OF 5%, OR YOU MAY CONSENT TO AN EQUIVALENT REDUCTION IN MEMBER BENEFITS.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates, and any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined at the sole discretion of the Society. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

     Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Certificate is the rate in effect on your most recent Certificate Anniversary. This rate will remain unchanged until your next Certificate Anniversary (i.e., for your entire Certificate Year). During each Certificate Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

     We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Certificate Year.

     CALCULATION OF DECLARED INTEREST OPTION ACCUMULATED VALUE. The Declared Interest Option accumulated value is equal to:

        - amounts allocated and transferred to the Declared Interest Option, plus

        -   interest credited, less

        -   amounts deducted, transferred or withdrawn.

TRANSFERS FROM DECLARED INTEREST OPTION

     You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Certificate Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

     CHARGE FOR PARTIAL WITHDRAWAL OR SURRENDER. We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years.

                   CERTIFICATE YEAR IN WHICH   CHARGE AS PERCENTAGE OF
                       WITHDRAWAL OCCURS           AMOUNT WITHDRAWN
                   ---------------------------------------------------
                              1                           8%
                              2                           7
                              3                           6
                              4                           5
                              5                           4
                              6                           3
                              7                           2
                              8                           1
                         9 and after                      0

     If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Society; conversely, if the amount of such charges proves more than enough, the Society will retain the excess. In no event will the total surrender charges assessed under a Certificate exceed 9% of the total premiums paid under that Certificate.

     If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

     AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege"). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value as of the most recent prior Certificate Anniversary through a single or multiple withdrawals in a Certificate Year. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Certificate Year.

     SURRENDER CHARGE AT THE RETIREMENT DATE. We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent settlement option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

     WAIVER OF SURRENDER CHARGE. You may surrender this Certificate without incurring a surrender charge after the first Certificate Year if the Annuitant is terminally ill (as defined in your Certificate), stays in a qualified nursing center for 90 consecutive days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Administrative Center in order to activate this waiver. This waiver is not available in all states.

ANNUAL ADMINISTRATIVE CHARGE

     We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Certificate. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

     We currently waive the annual administrative charge:

        - on the Issue Date if your initial premium payment is $50,000 or greater, or

        - if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

     We may terminate this waiver at any time.

TRANSFER PROCESSING FEE

     We waive the transfer processing fee for the first twelve transfers during a Certificate Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Certificate Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

MORTALITY AND EXPENSE RISK CHARGE

     We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Society for assuming mortality and expense risks.

     The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Certificate were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

     We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

INVESTMENT OPTION EXPENSES

     The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

TAXES

     Currently, we do not charge for any federal, state or local taxes which may be incurred by the Society and be attributable to the Account or the Certificates. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

     The accumulation phase of your Certificate ends on the Retirement Date you select (see "DESCRIPTION OF ANNUITY CERTIFICATE--Proceeds on the Retirement Date"). At that time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Prior to the Retirement Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Certificate must be surrendered for a lump sum payment to be made, or for a supplemental contract to be issued for the settlement option. The supplemental contract will show the rights and benefits of the payee(s) under the settlement option selected.

     You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

     The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

     Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments.

DESCRIPTION OF SETTLEMENT OPTIONS

     Fixed Settlement Options:

     OPTION 1--DEPOSIT AT INTEREST. The proceeds are left with the Society to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

     OPTION 2--INCOME FOR A FIXED PERIOD. The proceeds are paid in equal installments for a fixed number of years from one to 30 years.

     OPTION 3--LIFE INCOME WITH GUARANTEED PERIOD. The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for a specified number of years. The number of years may be 10 years, 20 years or the period required for the total payments to equal the proceeds applied.

     OPTION 4--INCOME OF A FIXED AMOUNT. The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest at 3% per year are exhausted.

     OPTION 5--JOINT AND SURVIVOR LIFE INCOME. The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

     Variable Settlement Options:

     OPTION A--LIFE INCOME WITH GUARANTEED PERIOD. The proceeds are paid (at intervals elected by the payee) during the payee's lifetime with the guarantee that payments will be made for 10 or 20 years.

     OPTION B--JOINT AND SURVIVOR LIFE INCOME. The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

     Alternate Settlement Options:

     The Society may make available alternate settlement options.

ELECTION OF SETTLEMENT OPTIONS AND ANNUITY PAYMENTS

     While the Annuitant is living, you may elect, revoke or change a settlement option at any time before the Retirement Date. Upon an Annuitant's death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

     We will initiate an election, revocation or change of a settlement option upon receipt of your Written Notice at our Administrative Center.

     We have provided a brief description of the available settlement options above. The term "effective date" means the date as of which the proceeds are applied to a settlement option. The term "payee" means a person who is entitled to receive payment under a settlement option.

     FIXED ANNUITY PAYMENTS. Fixed annuity payments are periodic payments we make to the designated payee. We calculate the amount of each fixed annuity payment based on:

        -   the settlement option selected;

        -   the payee's age and sex;

        - the dollar amount of proceeds being applied to a settlement option, and

        -   the applicable settlement option rates.

     We use a minimum annual interest rate of 3% to compute fixed annuity payments.We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate, which may be changed by the Society.

     We reserve the right to refuse the election of a settlement option, and to make a lump sum payment to the payee if:

        (1) the total proceeds would be less than $5,000;

        (2) the amount of each payment would be less than $50; or

        (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

     Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in periodic payments. Under Option 4, proceeds are paid in amounts and at intervals specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the settlement option rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. A payee may elect to withdraw any unpaid balance of proceeds under Options 1 or 4, or may elect to receive the commuted value of any remaining payments under Option 2. Options 3 and 5 have no withdrawal rights. Reserves and net single premiums for fixed settlement options involving life contingencies are based on the "Annuity 2000" individual annuity mortality table with interest at 3% per year.

     VARIABLE ANNUITY PAYMENTS. Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the settlement option rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

        -   the settlement option selected;

        -   the payee's age and sex;

        -   the dollar amount of proceeds being applied to a settlement option;
            and

        - the assumed interest rate used in the variable settlement option tables (5% per year).

     We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time) by the settlement option rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

     An "annuity unit" is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see "VARIABLE SETTLEMENT OPTIONS--TRANSFER OF ANNUITY UNITS" below).

     We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.


     The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

        (a) is the annuity unit value for the immediately preceding Valuation Period;

        (b) is the net investment factor for that Valuation Period (described below); and

        (c) is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 5% per year. The daily assumed interest factor derived from an assumed interest rate of 5% per year is 0.9998663.

     We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

      (x) is the net result of:

        1. the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

        2. the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

        3. the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period;

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      (y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

      (z) is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

     If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

     For variable annuity payments, we reserve the right to:

        (1) refuse the election of a settlement option if total proceeds are less than $5,000;

        (2) refuse to make payments of less than $50 each; or

        (3) refuse the election of a settlement option if the payee is an assignee, estate, trustee, partnership, corporation or association.

     VARIABLE SETTLEMENT OPTIONS--TRANSFER OF ANNUITY UNITS. By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

     On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

     VARIABLE SETTLEMENT OPTIONS--SURRENDERS. By Written Notice, a payee may make a full surrender of the remaining term certain payments in a variable settlement option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining term certain payments in a variable settlement option.

     The commuted value is the present value of the remaining stream of term certain payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

     Please refer to APPENDIX A for more information on variable annuity payments.

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YIELDS AND TOTAL RETURNS

     We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

     The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option's total operating expenses. (See the accompanying Investment Option prospectuses.)

     The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12-months and is shown as a percentage of the investment. The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52-weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one, five and ten year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Certificate charges which were in effect at inception of the Subaccounts.

     The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Certificate at the end of each period indicated).

     In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Society may disclose cumulative total return for Certificates funded by Subaccounts.

     Each Investment Option's yield and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

     In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

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

     The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by VARDS compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

     We may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

INTRODUCTION

     This discussion is based on the Society's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

     A Certificate may be purchased on a non-qualified basis ("Non-Qualified Certificate") or purchased and used in connection with plans qualifying for favorable tax treatment ("Qualified Certificate"). A Qualified Certificate is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of the Internal Revenue Code of 1986, as amended (the "Code"). The effect of federal income taxes on amounts held under a Certificate or annuity payments, and on the economic benefit to the Certificate Holder, the Annuitant or the Beneficiary depends on the type of retirement plan, and the tax and employment status of the individual concerned. In addition, an individual must satisfy certain requirements in connection with:

        - purchasing a Qualified Certificate with proceeds from a tax-qualified plan, and

        - receiving distributions from a Qualified Certificate in order to continue to receive favorable tax treatment.

     Therefore, purchasers of Qualified Certificates are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Certificates are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CERTIFICATE

     The Society believes that the Certificate will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Certificate, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

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

     DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code provides that separate account investments must be "adequately diversified" in accordance with Treasury regulations in order for Non-Qualified Certificates to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Society believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

     CERTIFICATE HOLDER CONTROL. In some circumstances, Certificate Holders who retain excessive control over the investment of the underlying separate account used to support their Certificates may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the assets of the Account. We reserve the right to modify the Certificate to bring it into conformity with applicable standards should such modification be necessary to prevent a Certificate Holder from being treated as the owner of the underlying assets of the Account.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Certificate to provide that:

        - if any Certificate Holder dies on or after the Retirement Date but before the interest in the Certificate has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Certificate Holder's death; and

        - if any Certificate Holder dies prior to the Retirement Date, the interest in the Certificate will be distributed within five years after the date of the Certificate Holder's death.

     These requirements will be considered satisfied as to any portion of a Certificate Holder's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of that Certificate Holder's death. A Certificate Holder's designated Beneficiary is the person named by such Certificate Holder as a Beneficiary and to whom control of the Certificate passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Certificate Holder, the Certificate may be continued with the surviving spouse as the new Certificate Holder.

     Non-Qualified Certificates contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Society intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

     Other rules may apply to Qualified Certificates.

TAXATION OF ANNUITIES

THE FOLLOWING DISCUSSION ASSUMES THAT THE CERTIFICATES WILL QUALIFY AS ANNUITY CONTRACTS FOR FEDERAL INCOME TAX PURPOSES.

     IN GENERAL. Section 72 of the Code governs taxation of annuities in general. The Society believes that a Certificate Holder who is a natural person is not taxed on increases in the value of a Certificate until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Certificate, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

     NON-NATURAL CERTIFICATE HOLDER. A non-natural Certificate Holder of an annuity contract generally must include any excess of cash value over the "investment in the contract" as income during the

                                       42
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     taxable year. However, there are some exceptions to this rule. Certain
     Certificates will generally be treated as held by a natural person if:

        - the nominal Certificate Holder is a trust or other entity which holds the Certificate as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

        - the Certificate is acquired by an estate of a decedent by reason of the death of the decedent;

        -   the Certificate is issued in connection with certain Qualified
            Plans;

        - the Certificate is purchased by an employer upon the termination of certain Qualified Plans;

        - the Certificate is used in connection with a structured settlement agreement; or

        - the Certificate is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

     A prospective Certificate Holder that is not a natural person should discuss these exceptions with their tax adviser.

     THE FOLLOWING DISCUSSION GENERALLY APPLIES TO CERTIFICATES OWNED BY NATURAL PERSONS.

     PARTIAL WITHDRAWALS AND COMPLETE SURRENDERS. Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Certificate which was not excluded from the individual's gross income. For Certificates issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Certificates, and special rules apply to distributions from Roth IRAs.

     Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Certificate (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the certificate at that time. Any additional amount withdrawn is not taxable.

     In the case of a surrender under a Qualified or Non-Qualified Certificate, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

     Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Certificate for another and the Certificate received is treated as a new Certificate for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Certificate Holders wishing to take advantage of Section 1035 should consult their tax adviser.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

                                       43
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     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a
     Certificate because of the death of the Certificate Holder. Generally, such amounts are includible in the income of the recipient as follows:

        - if distributed in a lump sum, they are taxed in the same manner as a surrender of the Certificate, or

        - if distributed under a settlement option, they are taxed in the same way as annuity payments.

     For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

     PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Certificate, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

        -   made on or after the taxpayer reaches age 59 1/2;

        - made on or after the death of the holder (or if the holder is not an individual, the death of the Annuitant);

        -   attributable to the taxpayer becoming disabled;

        - as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

        - made under certain annuities issued in connection with structured settlement agreements;

        - made under an annuity contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

        - any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a Certificate issued before that date.

     Other tax penalties may apply to certain distributions under a Qualified Certificate. Certificate Holders should consult their tax adviser.

     ACCOUNT CHARGES. It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain optional benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any optional benefit under the Contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CERTIFICATE

     Certain tax consequences may result upon:

        -   a transfer of control of a Certificate,

        - the designation of a payee or other Beneficiary who is not also the Certificate Holder,

        -   the selection of certain Retirement Dates, or

        -   the exchange of a Certificate.

     A Certificate Holder contemplating any of these actions should consult their tax adviser.

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WITHHOLDING

     Generally, distributions from a Certificate are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Certificate Holder's tax status. The Certificate Holder generally can elect not to have withholding apply.

     Eligible rollover distributions from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An "eligible rollover distribution" is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions or if the Certificate Holder chooses a "direct rollover" from the plan to another tax-qualified plan, section 403(b) tax-sheltered annuity, IRA or to a governmental section 457 plan that agrees to separately account for rollover contributions.

MULTIPLE CERTIFICATES

     All non-qualified deferred annuity Certificates entered into after October 21, 1988 that are issued by the Society (or its affiliates) to the same Certificate Holder during any calendar year are treated as one annuity Certificate for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Certificates purchased by the same Certificate Holder. Accordingly, a Certificate Holder should consult a competent tax adviser before purchasing more than one annuity Certificate.

TAXATION OF QUALIFIED PLANS

     The Certificates are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

        -   contributions in excess of specified limits;

        -   distributions prior to age 59 1/2 (subject to certain exceptions);

        - distributions that do not conform to specified commencement and minimum distribution rules; and

        -   other specified circumstances.

     Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of qualified retirement plans. Certificate Holders, plan participants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate, but the Society shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Certificate, unless the Society consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Certificate administration procedures. Certificate Holders, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Certificates comply with applicable law. For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) (i) reaches age 70 1/2 or
     (ii) retires, and must be made in a
     specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For IRAs described in
     Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant
     (or plan participant) reaches age 70 1/2. For Roth IRAs under Section
     408A, distributions are not required during the Annuitant's (or plan participant's) lifetime. Brief descriptions follow of the various types of qualified retirement plans available in connection with a Certificate. The Society will amend the Certificate as necessary to conform it to the requirements of the Code.

     CORPORATE PENSION AND PROFIT SHARING PLANS AND H.R. 10 PLANS. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Certificates to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Certificate with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Certificate for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code or 100% of the amount of compensation includible in the Annuitant's gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

     SEP IRAs. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

     SIMPLE IRAs. Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

     ROTH IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

        -   before age 59 1/2 (subject to certain exceptions), or

        - during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Certificate that will provide an annuity for the employee's retirement. These premiums may be subject to FICA (social security) tax. Code section 403(b)(11) restricts the distribution under Code section 403(b) annuity contracts of:

        - elective contributions made in years beginning after December 31, 1988;

        -   earnings on those contributions; and

        - earnings in such years on amounts held as of the last year beginning before January 1, 1989.

     Distribution of those amounts may only occur upon:

        -   death of the employee,

        -   attainment of age 59 1/2,

        -   severance of employment,

        -   disability, or

        -   financial hardship.

     In addition, income attributable to elective contributions may not be distributed in the case of hardship.

     DEATH BENEFITS. The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Certificate in connection with such plans should consult their tax adviser.

     RESTRICTIONS UNDER QUALIFIED CERTIFICATES. Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Certificates or under the terms of the plans in respect of which Qualified Certificates are issued.

POSSIBLE CHARGE FOR THE SOCIETY'S TAXES

     The Society currently makes no charge against the Accumulated Value for any Federal, state or local taxes that may be incurred by the Society and be attributable to the Subaccounts or the Certificates. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Society determines to be properly attributable to the Subaccounts or to the Certificates.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under these Certificates are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Certificate depend on the individual circumstances of each Certificate Holder or recipient of the distribution. You should consult your tax adviser for further information.

DISTRIBUTION OF THE CERTIFICATES

     We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. ("MWAFS") for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

     MWAFS receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment
     Option: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

     We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 3% of the premiums paid under a Certificate during the first Certificate Year and 2% of the premiums paid in the second and subsequent Certificate Years.

     MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

     Proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

     Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

     See "DISTRIBUTION OF THE CERTIFICATES" in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

     Under the Public Disclosure Program, NASD, Inc. ("NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

LEGAL PROCEEDINGS

     The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming the Society as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Society believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of MWA Financial Services, Inc. to perform its contract with the Society or the ability of the Society to meet its obligations under the Certificate.

VOTING RIGHTS

     To the extent required by law, the Society will vote the Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Society determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

     The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

     The number of votes of an Investment Option which are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by each Fund. For each Subaccount in which you have a voting interest, you will receive proxy materials and reports relating to any meeting of shareholders of the Investment Option in which that Subaccount invests.

     The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Certificates) in proportion to the voting instructions received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter.

ADMINISTRATIVE SERVICES AGREEMENT

     The Certificates are administered by EquiTrust Life Insurance Company ("EquiTrust Life"), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the Certificates and provides other services.

FINANCIAL STATEMENTS

     The audited statutory-basis balance sheets of the Society as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2004, and related financial statement schedules, as well as the Independent Auditors' Reports thereon, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2004 as disclosed in the financial statements, as well as the related Independent Auditors' Report, are contained in the Statement of Additional Information.

     The Society's statutory-basis financial statements should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

                 (This page has been left blank intentionally.)

APPENDIX A

CALCULATING VARIABLE ANNUITY PAYMENTS

     The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental contract issued in consideration of proceeds from a Non-Qualified Certificate. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a HYPOTHETICAL supplemental contract issued for proceeds from a HYPOTHETICAL Certificate.

       WHAT THE CHART ILLUSTRATES. The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental contract issued in consideration of proceeds from a hypothetical Non-Qualified Certificate assuming a different hypothetical rate of return for a single Subaccount supporting the supplemental contract. The chart assumes that the first monthly payment in the initial year shown is $1,000.

       HYPOTHETICAL RATES OF RETURN. The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: --%, --%, --%, --% and --%. Net of all expenses, these constant returns are: --%, --%, --%, --% and --%. The first variable annuity payment for each year reflects the 5% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of --% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount's average daily net assets.

EXPENSE AND RETURN ASSUMPTIONS TO BE UPDATED BY AMENDMENT

     THE FIRST MONTHLY VARIABLE ANNUITY PAYMENTS DEPICTED IN THE CHART ARE BASED ON HYPOTHETICAL SUPPLEMENTAL CONTRACTS AND HYPOTHETICAL INVESTMENT RESULTS AND ARE NOT PROJECTIONS OR INDICATIONS OF FUTURE RESULTS. THE SOCIETY DOES NOT GUARANTEE OR EVEN SUGGEST THAT ANY SUBACCOUNT, CERTIFICATE OR SUPPLEMENTAL CONTRACT ISSUED BY IT WOULD GENERATE THESE OR SIMILAR MONTHLY PAYMENTS FOR ANY PERIOD OF TIME. THE CHART IS FOR ILLUSTRATION PURPOSES ONLY AND DOES NOT REPRESENT FUTURE VARIABLE ANNUITY PAYMENTS OR FUTURE INVESTMENT RETURNS. The first variable annuity payment in each year under an actual supplemental contract issued in connection with an actual Certificate will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Certificate Holder are different from the hypothetical returns. Because a Subaccount's investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled "SETTLEMENT OPTIONS--Election of Settlement Options and Annuity Payments."

       ASSUMPTIONS ON WHICH THE HYPOTHETICAL SUPPLEMENTAL CONTRACT AND CERTIFICATE ARE BASED. The chart reflects a hypothetical supplemental contract and Certificate. These, in turn, are based on the following assumptions:

        -   The hypothetical Certificate is a Non-Qualified Certificate

        - The supplemental contract is issued in consideration of proceeds from the hypothetical Certificate

        - The proceeds applied under the supplemental contract represent the entire Net Accumulated Value of the Certificate and are allocated to a single Subaccount

        - The single Subaccount has annual constant rates of return before fees and expenses of --%, --%, --%, --% and --%

        -   Assumed interest rate is 5% per year

        -   The payee elects to receive monthly variable annuity payments

        - The proceeds applied to the purchase of annuity units as of the effective date of the supplemental contract under the annuity settlement option selected results in an initial variable annuity payment of $1,000

     For a discussion of how a Certificate Holder or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see "SETTLEMENT OPTIONS."

       ASSUMED INTEREST RATE. Among the most important factors that determines the amount of each variable annuity payment is the assumed interest rate. Under supplemental contracts available as of the date of this Prospectus, the assumed interest rate is 5%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed interest rate, and will decrease if the annualized net rate of return over the same period is less than the assumed interest rate. (The assumed interest rate is an important component of the net investment factor.) For a detailed discussion of the assumed interest rate and net investment factor, see "SETTLEMENT OPTIONS."

       THE $1,000 INITIAL MONTHLY VARIABLE ANNUITY PAYMENT. The hypothetical supplemental contract has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual supplemental contract will depend upon:

        -   the amount of proceeds applied

        -   the annuity settlement option selected

        - the settlement option rates in the supplemental contract on the effective date

        - the assumed interest rate under the supplemental contract on the effective date

        -   the age of the payee

        -   in most cases, the sex of the payee

     For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental contract, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual supplemental contract by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the supplemental contract for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see "SETTLEMENT OPTIONS." For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 5% net assumed interest rate.

                  INITIAL MONTHLY PAYMENTS FOR EACH YEAR SHOWN,
    ASSUMING A CONSTANT RATE OF RETURN UNDER ALTERNATIVE INVESTMENT SCENARIOS

               MONTHLY PAYMENT FIGURES TO BE UPDATED BY AMENDMENT.

CONTRACT      0.00% GROSS   3.60% GROSS  7.19% GROSS   9.60% GROSS  12.00% GROSS
YEAR          -2.19% NET     1.41% NET    5.00% NET     7.41% NET     9.81% NET
--------------------------------------------------------------------------------
1              $  1,000     $  1,000       $  1,000      $  1,000      $  1,000
2                   932          966          1,000         1,023         1,046
3                   868          933          1,000         1,046         1,094
4                   808          901          1,000         1,070         1,144
5                   753          870          1,000         1,095         1,196
6                   701          840          1,000         1,120         1,251
7                   653          812          1,000         1,146         1,308
8                   609          784          1,000         1,172         1,368
9                   567          757          1,000         1,199         1,431
10                  528          731          1,000         1,227         1,496
11                  492          706          1,000         1,255         1,565
12                  458          682          1,000         1,284         1,637
13                  427          659          1,000         1,313         1,712
14                  398          636          1,000         1,343         1,790
15                  370          614          1,000         1,374         1,872
16                  345          593          1,000         1,406         1,958
17                  321          573          1,000         1,438         2,048
18                  299          554          1,000         1,471         2,141
19                  279          535          1,000         1,505         2,239
20                  260          516          1,000         1,539         2,342
21                  242          499          1,000         1,574         2,449
22                  225          482          1,000         1,611         2,562
23                  210          465          1,000         1,647         2,679
24                  196          449          1,000         1,685         2,802
25                  182          434          1,000         1,724         2,930

APPENDIX B

CONDENSED FINANCIAL INFORMATION

     The Account commenced operations on February 11, 2002; however, no premiums were received until May 29, 2002. The information presented below reflects the accumulation unit information for the Subaccounts for each period below ending on December 31.


                                   ACCUMULATION        ACCUMULATION
                                   UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS AT
SUBACCOUNT                       BEGINNING OF YEAR     END OF YEAR       END OF YEAR
-----------------------------------------------------------------------------------------
VP Ultra(R)
  2002                           $       10.000000    $     8.080074         1,432.170044
  2003                           $        8.080074    $     9.953373        12,608.612713
  2004

VP Vista
  2002                           $       10.000000    $     7.997399           562.492864
  2003                           $        7.997399    $    11.218280         8,301.861227
  2004

Appreciation
  2002                           $       10.000000    $     9.803606         1,499.821634
  2003                           $        9.803606    $    11.715230        12,817.195855
  2004

Developing Leaders
  2002                           $       10.000000    $     8.225948         1,649.170501
  2003                           $        8.225948    $    10.684611        16,259.664251
  2004

Disciplined Stock
  2002                           $       10.000000    $     9.809114           169.724809
  2003                           $        9.809114    $    11.949549         6,983.071132
  2004

Dreyfus Growth and Income
  2002                           $       10.000000    $     7.969859           541.145078
  2003                           $        7.969859    $     9.948979        10,363.770004
  2004

International Equity
  2002                           $       10.000000    $     9.611194            76.199686
  2003                           $        9.611194    $    13.546328         2,360.274974
  2004

Socially Responsible Growth
  2002                           $       10.000000    $     9.806650            69.159190
  2003                           $        9.806650    $    12.161976         7,344.092072
  2004

Blue Chip
  2002                           $       10.000000    $     9.880645         3,634.220169
  2003                           $        9.880645    $    12.248896        28,227.849463
  2004

                                   ACCUMULATION       ACCUMULATION
                                   UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS AT
SUBACCOUNT                       BEGINNING OF YEAR     END OF YEAR       END OF YEAR
-----------------------------------------------------------------------------------------
High Grade Bond
  2002                           $       10.000000    $    10.419313         2,813.963918
  2003                           $       10.419313    $    10.833854        18,647.932290
  2004

Managed
  2002                           $       10.000000    $     9.809973         4,324.961142
  2003                           $        9.809973    $    11.874065        25,187.673443
  2004

Money Market
  2002                           $       10.000000    $     9.982696        23,031.697350
  2003                           $        9.982696    $     9.896365        44,356.804932
  2004

Strategic Yield
  2002                           $       10.000000    $    10.115219         1,946.659824
  2003                           $       10.115219    $    11.169994        16,869.520444
  2004

Value Growth
  2002                           $       10.000000    $     8.808507           126.365337
  2003                           $        8.808507    $    11.355480         7,545.785136
  2004

Contrafund
  2002                           $       10.000000    $     8.714751         1,318.955596
  2003                           $        8.714751    $    11.042009        26,816.474401
  2004

Growth
  2002                           $       10.000000    $    10.046779         1,115.963648
  2003                           $       10.046779    $    13.163685        14,299.992290
  2004

Fidelity Growth & Income
  2002                           $       10.000000    $     8.916156           255.962312
  2003                           $        8.916156    $    10.884120        14,872.685428
  2004

High Income
  2002                           $       10.000000    $    10.856262         1,857.226747
  2003                           $       10.856262    $    13.572487        14,111.573924
  2004

Index 500
  2002                           $       10.000000    $     8.199955         2,654.315795
  2003                           $        8.199955    $    10.384756        46,052.901012
  2004

MidCap
  2002                           $       10.000000    $     8.469266           546.735719
  2003                           $        8.469266    $    11.549156        10,431.884527
  2004

                                   ACCUMULATION       ACCUMULATION
                                   UNIT VALUE AT      UNIT VALUE AT    NUMBER OF UNITS AT
SUBACCOUNT                       BEGINNING OF YEAR     END OF YEAR       END OF YEAR
-----------------------------------------------------------------------------------------
Overseas
  2002                           $       10.000000    $     9.429449         1,670.232197
  2003                           $        9.429449    $    13.333160        11,495.335671
  2004

Mid-Cap Value
  2002                           $       10.000000    $     9.494036         3,478.521823
  2003                           $        9.494036    $    12.138470        17,535.965665
  2004

Small Company
  2002                           $       10.000000    $    10.102637         1,402.208094
  2003                           $       10.102637    $    13.549906         5,893.477705
  2004

NASDAQ-100 Index
  2002                           $       10.000000    $     7.876109         2,521.959865
  2003                           $        7.876109    $    11.546706        15,176.958951
  2004

Russell 2000 Small Cap Index
  2002                           $       10.000000    $     8.350662           194.418130
  2003                           $        8.350662    $    12.043671        12,318.883246
  2004

S&P MidCap 400 Index
  2002                           $       10.000000    $     8.686684         2,994.413149
  2003                           $        8.686684    $    11.544674        24,621.944240
  2004

Equity Income
  2002                           $       10.000000    $     8.429752         2,430.173409
  2003                           $        8.429752    $    10.434123        23,409.600942
  2004

Mid Cap Growth
  2002                           $       10.000000    $    10.351865           978.347409
  2003                           $       10.351865    $    14.130351        14,499.096759
  2004

New America Growth
  2002                           $       10.000000    $     9.524799         1,268.881426
  2003                           $        9.524799    $    12.692306         6,362.193878
  2004

Personal Strategy Balanced
  2002                           $       10.000000    $     9.075692         2,547.184241
  2003                           $        9.075692    $    11.171343        29,922.170293
  2004

International Stock
  2002                           $       10.000000    $     8.086486           608.605548
  2003                           $        8.086486    $    10.409563         5,589.253600
  2004

TEAR AT PERFORATION

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Society at our Administrative Center address shown on the cover of this Prospectus.

Name ___________________________________________________________________________

Address ________________________________________________________________________

City, State, Zip _______________________________________________________________

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ADDITIONAL CERTIFICATE PROVISIONS                                       1
     The Certificate                                                    1
     Incontestability                                                   1
     Misstatement of Age or Sex                                         1
CALCULATION OF YIELDS AND TOTAL RETURNS                                 1
     Money Market Subaccount Yields                                     1
     Other Subaccount Yields                                            2
     Average Annual Total Returns                                       3
     Other Total Returns                                                4
     Effect of the Administrative Charge on Performance Data            4
DISTRIBUTION OF THE CERTIFICATES                                        4
ADMINISTRATIVE SERVICES AGREEMENT                                       5
LEGAL MATTERS                                                           5
EXPERTS                                                                 5
OTHER INFORMATION                                                       6
FINANCIAL STATEMENTS                                                    6

                                     SAI-TOC

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

                            MODERN WOODMEN OF AMERICA

              Home Office:              Variable Product Administrative Center:
             1701 1st Avenue                           PO Box 9284
       Rock Island, Illinois 61201               Des Moines, Iowa 50306
                                                     1-877-249-3692

               MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

              INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                   CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity certificate (the "Certificate") offered by Modern Woodmen of America (the "Society"). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling our Administrative Center at the address or phone number shown above.

                                   May 1, 2005

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ADDITIONAL CERTIFICATE PROVISIONS                                       1
     The Certificate                                                    1
     Incontestability                                                   1
     Misstatement of Age or Sex                                         1
CALCULATION OF YIELDS AND TOTAL RETURNS                                 1
     Money Market Subaccount Yields                                     1
     Other Subaccount Yields                                            2
     Average Annual Total Returns                                       3
     Other Total Returns                                                4
     Effect of the Administrative Charge On Performance Data            4
DISTRIBUTION OF THE CERTIFICATES                                        4
ADMINISTRATIVE SERVICES AGREEMENT                                       5
LEGAL MATTERS                                                           5
EXPERTS                                                                 5
OTHER INFORMATION                                                       6
FINANCIAL STATEMENTS                                                    6

ADDITIONAL CERTIFICATE PROVISIONS

THE CERTIFICATE

     The Certificate includes the basic Certificate, the application, any endorsement or additional benefit riders, all other attached papers and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Certificate unless it is contained in the application.

INCONTESTABILITY

     We will not contest the Certificate from its Issue Date.

MISSTATEMENT OF AGE OR SEX

     If the age or sex of the annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

CALCULATION OF YIELDS AND TOTAL RETURNS

     The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

MONEY MARKET SUBACCOUNT YIELDS

     Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Certificate with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

     The net change in account value reflects:

        - net income from the Investment Option attributable to the hypothetical account; and

        - charges and deductions imposed under the Certificate attributable to the hypothetical account.

     The charges and deductions include per unit charges for the hypothetical account for:

        -   the annual administrative charge and

        -   the mortality and expense risk charge.

     For purposes of calculating current yields for a Certificate, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Certificate Year. Current yield will be calculated according to the following formula:

        Current Yield = ((NCS - ES)/UV) X (365/7)

        Where:

        NCS   = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

        ES    = per unit expenses attributable to the hypothetical account for the seven-day period.

        UV    = the unit value for the first day of the seven-day period.

        Effective Yield = (1 + ((NCS - ES)/UV))(TO THE POWER OF 365/7) - 1

        Where:

        NCS   = the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

        ES    = per unit expenses attributable to the hypothetical account for the seven-day period.

        UV    = the unit value for the first day of the seven-day period.

     The yield for the Money Market Subaccount will be lower than the yield for the Investment Option due to the charges and deductions imposed under the Certificate.

     The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The actual yield is affected by:

        -   changes in interest rates on money market securities,

        -   the average portfolio maturity of the Money Market Investment
            Option,

        - the quality of portfolio securities held by this Investment Option, and

        -   the operating expenses of the Money Market Investment Option.

     Yields may also be presented for other periods of time.

OTHER SUBACCOUNT YIELDS

     Advertisements and sales literature may quote the current annualized yield of one or more of the subaccounts (except the Money Market Subaccount) for a Certificate for 30-day or one month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

     The yield is computed by:

        1) dividing net investment income of the Investment Option attributable to the subaccount units less subaccount expenses for the period; by

        2) the offering price per unit at the close of the last day of the period multiplied by the daily average number of units outstanding for the period; by

        3)  compounding that yield for a six-month period; and by

        4)  multiplying that result by 2.

     The annual administrative charge (deducted at the beginning of each Certificate Year) and the mortality and expense risk charge are included in the expenses of the Subaccounts. For purposes of calculating the 30-day or one-month yield, an average administrative charge per dollar of Certificate value is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. The 30-day or one-month yield is calculated according to the following formula:

        Yield = 2 X ((((NI - ES)/(U X UV)) + 1)(TO THE POWER OF 6) - 1)

        Where:

        NI    = net investment income of the Investment Option for the 30-day or one-month period attributable to the subaccount's units.

        ES    = expenses of the subaccount for the 30-day or one-month period.

        U     = the average number of units outstanding.

        UV    = the unit value at the close of the last day in the 30-day or one-month period.

     The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Certificate.

     The yield for each Subaccount normally will fluctuate over time and SHOULD NOT ACT AS AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

     The surrender charge is not considered in the yield calculation.

AVERAGE ANNUAL TOTAL RETURNS

     Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one, five and ten year periods. Average annual total returns may also be disclosed for other periods of time.

     Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

     Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Certificate charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Certificate value is used. The calculation also assumes surrender of the Certificate at the end of the period. The total return will then be calculated according to the following formula:

        TR = (ERV/P)(TO THE POWER OF 1/N) - 1

        Where:

        TR    = the average annual total return net of subaccount recurring charges.

        ERV   = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

        P     = a hypothetical initial payment of $1,000.

        N     = the number of years in the period.

     INVESTMENT OPTION PERFORMANCE. Each Subaccount may advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

     The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

OTHER TOTAL RETURNS

     Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

     We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

        CTR = (ERV/P) - 1

        Where:

        CTR   = The cumulative total return net of subaccount recurring charges for the period.

        ERV   = The ending redeemable value of the hypothetical investment at the end of the period.

        P     = A hypothetical single payment of $1,000.

EFFECT OF THE ADMINISTRATIVE CHARGE ON PERFORMANCE DATA

     We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount's value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all certificates in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CERTIFICATES

     MWA Financial Services, Inc. ("MWAFS") is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc.

     We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Account.

     MWAFS will sell the Certificate through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

     MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated.

                                                  AGGREGATE AMOUNT
                      AGGREGATE AMOUNT OF    OF COMMISSIONS RETAINED BY
                        COMMISSIONS PAID    MWAFS AFTER PAYMENTS TO ITS
        FISCAL YEAR         TO MWAFS*        REGISTERED REPRESENTATIVES
        ---------------------------------------------------------------
        2002                 $ 39,292                  $ 2,259
        2003                 $273,690                  $14,571
        2004

     *    Includes sales compensation paid to sales representatives of MWAFS.

     MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

ADMINISTRATIVE SERVICES AGREEMENT

     EquiTrust Life Insurance Company ("EquiTrust Life") and the Society are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during the fiscal years ended December 31, 2004 and December 31, 2003, EquiTrust Life billed the Society $255,554 and $240,000, respectively.

LEGAL MATTERS

     All matters relating to Illinois law pertaining to the Certificates, including the validity of the Certificates and the Society's authority to issue the Certificates, have been passed upon by C. Ernest Beane, Esquire, General Counsel and Director of the Society. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

     The Society's statutory-basis balance sheets as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2004, and related financial statement schedules, appearing herein, have been audited by Ernst & Young, LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     The Account's statements of assets and liabilities as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2004 as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young, LLP, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The Society's statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)(1) Financial Statements
All required financial statements are included in Part B. TO BE FILED BY AMENDMENT.
      (2) Financial Statement Schedules
          Schedule I--Summary of Investments
          Schedule III--Supplementary Insurance Information
          Schedule IV--Reinsurance

          All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

   (b) Exhibits
       (1) Certified resolution of the board of directors of Modern Woodmen of America (the "Society") establishing Modern Woodmen of America Variable Annuity Account (the "Account").(1)
       (2) Not Applicable.
       (3) Distribution Agreement between the Society and MWA Financial Services, Inc. ("MWAFS").(1)
       (4) (a) Certificate Form.(2)
           (b) Variable Supplemental Contract.(2)
       (5) (a) Certificate Application.(2)
           (b) Suitability Supplement.(2)
       (6) (a) Articles of Incorporation of the Society.(1)
           (b) By-Laws of the Society (included in exhibit 6(a) hereto).(1)
           (i) Revised By-Laws(4)
       (7) Not Applicable.
       (8) (a) Participation Agreement relating to American Century Funds.(2)
           (b) Participation Agreement relating to Dreyfus Funds.(3)
           (c) Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(2)
           (d) Participation Agreement relating to Fidelity Variable Insurance Products Funds.(2)
           (e) Participation Agreement relating to JP Morgan Series Trust II.(2)
           (f) Participation Agreement relating to Summit Pinnacle Series.(2)
           (g) Participation Agreement relating to T. Rowe Price Equity Series Fund, Inc. and T. Rowe Price International Series, Inc.(3)
           (h) Variable Products Compliance and Accounting Agreement.(2)

       (9) Opinion and Consent of C. Ernest Beane, Esquire.(5)
      (10) (a) Consent of Sutherland Asbill & Brennan LLP.(5)
           (b) Consent of Ernst & Young LLP.(5)
           (c) Consent of Christopher G. Daniels, FSA, MAAA, Consulting Actuary.
               (5)

      (11) Not Applicable.
      (12) Not Applicable.

      (13) Schedule for Computation of Performance Data.(2)
      (14) Powers of Attorney.(1)

----------
(1) Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on June 27, 2001.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on January 31, 2002.

(3) Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2002.

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on April 30, 2003.

(5)  To be filed by amendment.

ITEM 25. DIRECTORS AND OFFICERS OF THE SOCIETY*

NAME                                        TITLE
-----------------------------------------------------------------------------
Clyde C. Schoeck                            President and Director

Gerald P. Odean                             National Secretary and Director

C. Ernest Beane                             General Counsel and Director

W. Kenny Massey                             Director of Agencies and Director

Jerry F. Harbaugh                           Director

Albert T. Hurst, Jr.                        Director

Robert C. Pollex                            Director

Larry L. Schreiber                          Actuary

Byron L. Carlson                            Fraternal Director

Nick S. Coin                                Treasurer and Investment Manager

Denis P. Prior                              Assistant National Secretary

     * Unless otherwise indicated, the principal business address of each person is 1701 1st Avenue, Rock Island, Illinois 61201.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

                            MODERN WOODMEN OF AMERICA
                              ORGANIZATIONAL CHART
                                    01/01/04

                       -----------------------------------
                       |         Modern Woodmen          |
                       |           of America            |
                       |  (a fraternal benefit society   |
                       |     incorporated in Illinois)   |
                       -----------------------------------
                                        |
                    ----------------------------------------
                    |                                      |
  ------------------------------------    ------------------------------------
  |          MWA Financial           |    |                                  |
  |         Services, Inc.           |    |               MWABank            |
  |    (an Illinois corporation)     |    |     (a federal savings bank)     |
  |   (a wholly-owned subsidiary)    |    |    (a wholly-owned subsidiary)   |
  ------------------------------------    ------------------------------------
                    |
                    |
  ------------------------------------
  |          MWAGIA, Inc.            |
  |    (an Illinois corporation)     |
  |  (a wholly-owned subsidiary of   |
  |  MWA Financial Services, Inc.)   |
  ------------------------------------

ITEM 27. NUMBER OF CERTIFICATE HOLDERS

As of _ _, 2005, there were _ Certificate Holders.

ITEM 28. INDEMNIFICATION

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) MWA Financial Services, Inc. is the registrant's principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Account.

(b) Officers and Managers of MWA Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS
ADDRESS*                                    POSITIONS AND OFFICES
----------------------------------------------------------------------------
Robert M. Roth                              Chairman, President and Director

Gerald P. Odean                             Secretary and Director

Diane E. Nahra                              Treasurer

Thaddeus R. Crass                           Operations Manager

Pamela S. Fritz                             Compliance Manager

Todd D. Swanson                             Accounting Manager

* The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

COMMISSIONS AND COMPENSATION TO BE UPDATED BY AMENDMENT.



                                 NET UNDERWRITING
NAME OF PRINCIPAL                  DISCOUNTS AND      COMPENSATION ON   BROKERAGE
UNDERWRITER                         COMMISSIONS          REDEMPTION     COMMISSION   COMPENSATION
-------------------------------------------------------------------------------------------------
MWA Financial Services, Inc.  $--                         NA             NA      $--   *


* Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

ITEM 30. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201 or 5400 University Avenue, West Des Moines, Iowa 50266.

ITEM 31. MANAGEMENT SERVICES

VARIABLE PRODUCTS COMPLIANCE AND ACCOUNTING AGREEMENT. Under this agreement, EquiTrust Investment Management Services, Inc. ("EquiTrust") agrees to provide the Society with certain compliance and accounting functions with respect to the variable annuity and variable universal life Certificates issued by the Society. These functions include: preparing Forms N-4 and N-6, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b) The registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Society for a statement of additional information.

(c) The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Society at the address or phone number listed in the prospectus.

(d) The Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) The Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Society.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Annuity Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 28th day of February, 2005.

                                        MODERN WOODMEN OF AMERICA
                                        MODERN WOODMEN OF AMERICA VARIABLE
                                        ANNUITY ACCOUNT


                                        By:         /s/ CLYDE C. SCHOECK
                                             -----------------------------------
                                                        Clyde C. Schoeck
                                                           PRESIDENT
                                                    Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

             SIGNATURE                               TITLE                       DATE
             ---------                               -----                       ----
       /s/ CLYDE C. SCHOECK           President and Director [Principal    February 28, 2005
-----------------------------------     Executive Officer]
         Clyde C. Schoeck

       /s/ GERALD P. ODEAN            National Secretary and Director      February 28, 2005
-----------------------------------     [Principal Financial Officer and
          Gerald P. Odean               Principal Accounting Officer]

       /s/ C. ERNEST BEANE
-----------------------------------   General Counsel and Director         February 28, 2005
          C. Ernest Beane

       /s/ W. KENNY MASSEY
-----------------------------------   Director of Agencies and Director    February 28, 2005
          W. Kenny Massey

                 *
-----------------------------------   Director                             February 28, 2005
         Jerry F. Harbaugh

                 *
-----------------------------------   Director                             February 28, 2005
        Albert T. Hurst, Jr.

                 *
-----------------------------------   Director                             February 28, 2005
          Robert C. Pollex

*By:      /s/ C. ERNEST BEANE
     ------------------------------
            ATTORNEY-IN-FACT
     PURSUANT TO POWER OF ATTORNEY